EXHIBIT 99
NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2007	803.9	830.9	875.2	1,092.7	3,602.7
2008	865.0	948.1	917.8	949.4	3,680.3

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2007 (2)	17.0	16.9	33.9	71.5	139.3
2008 (1)(2)	16.3	10.7	3.1	(417.4)	(387.3)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	5.9	6.8	8.3	7.7	28.7
2008	7.9	9.0	8.3	7.8	33.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	0.4	(1.2)	(0.8)	(2.0)	(3.6)
2008	0.3	(1.4)	(1.3)	0.9	(1.5)

	Income (Loss) Before Taxes, Minority Interest, Extraordinary Gain (Loss) and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2007 (2)	10.7	11.3	26.4	65.8	114.2
2008 (1)(2)	8.1	3.1	(3.9)	(426.1)	(418.8)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2007 (2)	28.0%	14.2%	20.5%	21.1%	20.9%
2008 (2)	30.9%	22.6%	n.m.	n.m.	n.m.

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2007 (2)	7.8	9.7	21.0	51.9	90.4
2008 (1)(2)	5.6	2.3	(17.3)	(428.2)	(437.6)

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2007	2.4	1.0	5.0	0.2	8.6
2008	0.6	0.8	1.7	6.0	9.1

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2007	2.7	1.8	6.1	5.4	5.4
2008	5.3	5.7	6.6	10.0	10.0

	Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2007	15.0	14.8	15.9	15.1	60.8
2008	15.4	15.1	15.4	14.6	60.5

	Net Working Capital (3)
	Q1	Q2	Q3	Q4	FY
2007 (2)	501.0	508.9	581.5	557.9	557.9
2008 (2)	594.6	590.0	561.5	523.0	523.0

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2007	18.2	12.8	10.7	27.1	68.8
2008	18.0	21.5	18.0	14.4	71.9

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2007	(68.9)	41.9	(8.9)	117.3	81.4
2008	(85.5)	34.1	6.4	49.9	4.9

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2007	(17.2)	(11.8)	(5.9)	(25.0)	(59.9)
2008	(16.2)	(22.0)	(18.4)	(14.8)	(71.4)

NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Cash flow before financing activities (4)
	Q1	Q2	Q3	Q4	FY
2007	(86.1)	30.1	(14.8)	92.3	21.5
2008	(101.7)	12.1	(12.0)	35.1	(66.5)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2007	7.1	106.1	1.4	(50.2)	64.4
2008	40.6	(46.8)	(3.9)	(73.0)	(83.1)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2007	4.0	4.1	4.1	4.2	16.4
2008	4.1	4.3	4.2	4.3	16.9

	Total debt
	Q1	Q2	Q3	Q4	FY
2007	431.9	547.3	550.8	506.6	506.6
2008	555.3	517.3	516.3	449.5	449.5

	Equity
	Q1	Q2	Q3	Q4	FY
2007 (2)	790.8	807.1	832.3	891.4	891.4
2008 (1)(2)	899.8	912.7	863.0	356.7	356.7

	Return on Equity (5)
	Q1	Q2	Q3	Q4	FY
2007 (2)	13.7%	13.9%	13.8%	11.0%	11.0%
2008 (1)(2)	10.4%	9.3%	4.8%	-55.8%	-55.8%

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, the Company recorded a noncash impairment charge of $435.7 million during the fourth quarter of 2008.

(2)	Revised for HBB change from last-in-first-out to first-in-first-out inventory valuation method.

(3)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(4)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(5)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2007	633.2	654.6	655.9	776.0	2,719.7
2008	698.9	767.5	696.4	661.5	2,824.3

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2007	91.1	86.7	94.1	102.8	374.7
2008	92.8	85.4	62.6	69.3	310.1

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2007	80.9	78.5	83.2	74.8	317.4
2008 (1)	79.6	78.2	68.2	428.1	654.1

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2007	10.2	8.2	10.9	28.0	57.3
2008 (1)	13.2	7.2	(5.6)	(358.8)	(344.0)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	4.7	4.9	5.4	5.2	20.2
2008	5.6	5.9	5.3	4.7	21.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	(1.2)	(1.8)	(2.0)	(2.1)	(7.1)
2008	(1.3)	(1.7)	(1.4)	(0.8)	(5.2)

	Income (Loss) Before Taxes, Minority Interest and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2007	6.7	5.1	7.5	24.9	44.2
2008 (1)	8.9	3.0	(9.5)	(362.7)	(360.3)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2007	22.4%	11.8%	9.3%	8.8%	11.3%
2008	18.0%	10.0%	n.m.	n.m.	n.m.

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2007	5.3	4.5	6.8	22.7	39.3
2008 (1)	7.3	2.6	(20.1)	(365.8)	(376.0)

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2007	2.5	—	5.0	0.5	8.0
2008	0.6	0.8	1.7	6.0	9.1

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2007	0.9	0.5	5.3	5.3	5.3
2008	5.3	5.7	6.6	10.0	10.0

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2007	10.2	10.3	11.1	10.1	41.7
2008	10.9	10.5	10.6	10.0	42.0

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2007	354.7	362.4	415.5	398.4	398.4
2008	448.5	451.7	413.2	377.7	377.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2007	8.3	8.3	6.7	17.9	41.2
2008	10.9	12.3	13.2	4.8	41.2

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2007	(38.0)	24.4	(15.9)	64.1	34.6
2008	(62.6)	16.3	—	19.0	(27.3)

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2007	(7.5)	(7.6)	(2.1)	(16.7)	(33.9)
2008	(10.4)	(11.8)	(12.7)	(2.6)	(37.5)

	Cash flow before financing activities (3)
	Q1	Q2	Q3	Q4	FY
2007	(45.5)	16.8	(18.0)	47.4	0.7
2008	(73.0)	4.5	(12.7)	16.4	(64.8)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2007	(6.5)	(0.8)	(3.5)	(23.3)	(34.1)
2008	43.9	(4.7)	28.9	(20.1)	48.0

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2007	—	—	—	17.3	17.3
2008	—	—	(25.0)	—	(25.0)

	Total debt
	Q1	Q2	Q3	Q4	FY
2007	310.1	311.9	306.7	302.0	302.0
2008	349.8	349.6	352.1	291.0	291.0

	Equity
	Q1	Q2	Q3	Q4	FY
2007	481.0	494.9	510.9	524.3	524.3
2008 (1)	538.6	553.1	530.6	154.2	154.2

	Return on Equity (4)
	Q1	Q2	Q3	Q4	FY
2007	6.2%	8.1%	7.2%	7.9%	7.9%
2008 (1)	8.1%	7.5%	2.4%	-81.7%	-81.7%

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, NMHG recorded a noncash impairment charge of $351.1 million during the fourth quarter of 2008.

(2)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2007	30.0	30.0	30.5	30.5	30.5
2008	29.1	28.4	26.0	14.9	14.9

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2007	21.5	22.2	21.2	26.0	90.9
2008	22.3	23.4	20.7	20.8	87.2

	Revenues — North America
	Q1	Q2	Q3	Q4	FY
2007	371.2	382.0	380.5	418.3	1,552.0
2008	394.1	416.6	394.6	387.3	1,592.6

	Revenues — North America — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2007	-10.7%	-2.7%	1.8%	9.7%	-0.7%
2008	6.2%	9.1%	3.7%	-7.4%	2.6%

	Revenues — Europe
	Q1	Q2	Q3	Q4	FY
2007	181.2	188.8	187.9	278.2	836.1
2008	222.7	256.1	211.7	204.8	895.3

	Revenues — Europe — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2007	38.1%	25.4%	30.8%	43.7%	35.1%
2008	22.9%	35.6%	12.7%	-26.4%	7.1%

	Revenues — Asia-Pacific
	Q1	Q2	Q3	Q4	FY
2007	38.3	38.0	54.5	63.0	193.8
2008	61.1	69.7	66.9	54.5	252.2

	Revenues — Asia-Pacific — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2007	46.7%	-0.5%	65.7%	64.1%	42.9%
2008	59.5%	83.4%	22.8%	-13.5%	30.1%

	Revenues — Consolidated
	Q1	Q2	Q3	Q4	FY
2007	590.7	608.8	622.9	759.5	2,581.9
2008	677.9	742.4	673.2	646.6	2,740.1

	Revenues — Consolidated — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2007	3.1%	4.7%	13.2%	23.9%	11.4%
2008	14.8%	21.9%	8.1%	-14.9%	6.1%

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2007	81.7	80.3	82.7	94.9	339.6
2008	84.3	76.8	54.4	62.9	278.4

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2007	13.8%	13.2%	13.3%	12.5%	13.2%
2008	12.4%	10.3%	8.1%	9.7%	10.2%

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2007	67.7	65.4	74.5	65.7	273.3
2008 (1)	70.9	69.5	59.4	421.3	621.1

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2007	11.5%	10.7%	12.0%	8.7%	10.6%
2008 (1)	10.5%	9.4%	8.8%	65.2%	22.7%

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2007	14.0	14.9	8.2	29.2	66.3
2008 (1)	13.4	7.3	(5.0)	(358.4)	(342.7)

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2007	2.4%	2.4%	1.3%	3.8%	2.6%
2008 (1)	2.0%	1.0%	-0.7%	-55.4%	-12.5%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	3.7	3.9	4.5	4.4	16.5
2008	5.2	5.4	4.8	4.4	19.8

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	(1.2)	(1.9)	(2.0)	(2.2)	(7.3)
2008	(1.4)	(1.7)	(1.3)	(0.9)	(5.3)

	Income (Loss) Before Taxes, Minority Interest and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2007	11.5	12.9	5.7	27.0	57.1
2008 (1)	9.6	3.6	(8.5)	(361.9)	(357.2)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2007	22.6%	19.4%	12.3%	11.9%	15.8%
2008	17.7%	8.3%	n.m.	n.m.	n.m.

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2007	9.0	10.4	5.0	23.8	48.2
2008 (1)	7.9	3.2	(12.7)	(364.0)	(365.6)

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2007	2.5	—	5.0	0.5	8.0
2008	0.6	0.8	1.7	5.7	8.8

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2007	0.9	0.5	5.3	5.3	5.3
2008	5.3	5.7	6.6	10.0	10.0

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2007	7.7	7.7	9.3	9.2	33.9
2008	9.9	9.6	9.7	9.2	38.4

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2007	6.1	6.7	5.8	17.3	35.9
2008	10.5	11.9	12.6	4.2	39.2

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, NMHG Wholesale recorded a noncash impairment charge of $351.1 million during the fourth quarter of 2008.

NACCO Materials Handling Group — Retail (net of eliminations)
(in millions, except percentage data)

	Revenues — Europe
	Q1	Q2	Q3	Q4	FY
2007	13.7	14.2	15.8	2.6	46.3
2008	5.5	6.9	4.4	5.2	22.0

	Revenues — Europe — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2007	-20.8%	-16.5%	8.2%	-77.8%	-23.6%
2008	-59.9%	-51.4%	-72.2%	100.0%	-52.5%

	Revenues — Asia Pacific
	Q1	Q2	Q3	Q4	FY
2007	28.8	31.6	17.2	13.9	91.5
2008	15.5	18.2	18.8	9.7	62.2

	Revenues — Asia Pacific — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2007	0.3%	33.9%	-43.2%	-49.3%	-16.8%
2008	-46.2%	-42.4%	9.3%	-30.2%	-32.0%

	Revenues — Consolidated
	Q1	Q2	Q3	Q4	FY
2007	42.5	45.8	33.0	16.5	137.8
2008	21.0	25.1	23.2	14.9	84.2

	Revenues — Consolidated — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2007	-7.6%	12.8%	-26.5%	-57.8%	-19.2%
2008	-50.6%	-45.2%	-29.7%	-9.7%	-38.9%

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2007	(3.8)	(6.7)	2.7	(1.2)	(9.0)
2008	(0.2)	(0.1)	(0.6)	(0.4)	(1.3)

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2007	-8.9%	-14.6%	8.2%	-7.3%	-6.5%
2008	-1.0%	-0.4%	-2.6%	-2.7%	-1.5%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	1.0	1.0	0.9	0.8	3.7
2008	0.4	0.5	0.5	0.3	1.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	—	0.1	—	0.1	0.2
2008	0.1	—	(0.1)	0.1	0.1

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2007	(4.8)	(7.8)	1.8	(2.1)	(12.9)
2008	(0.7)	(0.6)	(1.0)	(0.8)	(3.1)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2007	22.9%	24.4%	n.m.	47.6%	31.0%
2008	14.3%	n.m.	n.m.	n.m.	n.m.

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2007	(3.7)	(5.9)	1.8	(1.1)	(8.9)
2008	(0.6)	(0.6)	(7.4)	(1.8)	(10.4)

	Restructuring Expense
	Q1	Q2	Q3	Q4	FY
2007	—	—	—	—	—
2008	—	—	—	0.3	0.3

Housewares — Consolidated *
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2007	136.1	141.4	184.9	283.5	745.9
2008	133.8	147.5	182.4	261.8	725.5

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2007 (2)	36.4	36.0	50.9	80.6	203.9
2008 (2)	36.1	33.1	36.0	63.1	168.3

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2007	38.6	38.6	37.7	46.4	161.3
2008 (1)	38.8	37.2	36.8	128.5	241.3

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2007 (2)	(2.2)	(2.6)	13.2	34.2	42.6
2008 (1)(2)	(2.7)	(4.1)	(0.8)	(65.4)	(73.0)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	1.1	2.6	3.4	4.8	11.9
2008	3.1	2.8	2.8	2.6	11.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	0.1	0.2	0.9	(0.7)	0.5
2008	0.1	0.1	—	(0.6)	(0.4)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2007 (2)	(3.4)	(5.4)	8.9	30.1	30.2
2008 (1)(2)	(5.9)	(7.0)	(3.6)	(67.4)	(83.9)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2007 (2)	38.2%	38.9%	38.2%	38.9%	38.7%
2008 (2)	42.4%	50.0%	80.6%	n.m.	n.m.

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2007 (2)	(2.1)	(3.3)	5.5	18.4	18.5
2008 (1)(2)	(3.4)	(3.5)	(0.7)	(75.7)	(83.3)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2007	1.6	1.4	1.5	2.1	6.6
2008	1.5	1.6	1.8	2.3	7.2

	Net Working Capital (3)
	Q1	Q2	Q3	Q4	FY
2007 (2)	120.3	121.2	143.4	135.0	135.0
2008 (2)	120.5	110.4	123.7	119.3	119.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2007	1.3	1.5	1.4	3.6	7.8
2008	2.3	4.4	3.8	1.2	11.7

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2007	(19.5)	(2.0)	(8.3)	38.4	8.6
2008	(12.9)	7.5	(7.8)	24.8	11.6

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2007	(1.2)	(1.4)	(1.4)	(3.6)	(7.6)
2008	(2.3)	(4.4)	(3.8)	(1.2)	(11.7)

Housewares — Consolidated *
(in millions, except percentage data)

	Cash flow before financing activities (4)
	Q1	Q2	Q3	Q4	FY
2007	(20.7)	(3.4)	(9.7)	34.8	1.0
2008	(15.2)	3.1	(11.6)	23.6	(0.1)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2007	17.7	3.5	9.3	(33.0)	(2.5)
2008	14.0	(0.8)	11.8	(20.0)	5.0

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2007	18.5	110.0	—	(6.0)	122.5
2008	(3.8)	—	(15.0)	(22.0)	(40.8)

	Total debt
	Q1	Q2	Q3	Q4	FY
2007	81.5	162.6	172.2	167.8	167.8
2008	178.1	177.3	174.1	119.6	119.6

	Equity
	Q1	Q2	Q3	Q4	FY
2007 (2)	121.5	43.9	47.8	39.6	39.6
2008 (1)(2)	39.0	38.2	51.8	(0.9)	(0.9)

	Return on Equity (5)
	Q1	Q2	Q3	Q4	FY
2007 (2)	19.1%	17.9%	21.9%	23.2%	23.2%
2008 (1)(2)	29.5%	40.8%	25.0%	-248.4%	-248.4%

*	Housewares Consolidated includes Hamilton Beach, Kitchen Collection and the related intercompany eliminations.

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, Housewares recorded a noncash impairment charge of $84.6 million during the fourth quarter of 2008.

(2)	Revised for HBB change from last-in-first-out to first-in-first-out inventory valuation method.

(3)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(4)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(5)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2007	96.8	103.3	140.4	200.2	540.7
2008	95.2	108.8	138.2	186.5	528.7

	Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2007	1.4%	-9.1%	3.2%	-0.6%	-1.1%
2008	-1.7%	5.3%	-1.6%	-6.8%	-2.2%

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2007 (2)	19.3	19.3	30.0	43.8	112.4
2008 (2)	19.9	16.9	18.4	29.0	84.2

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2007 (2)	19.9%	18.7%	21.4%	21.9%	20.8%
2008 (2)	20.9%	15.5%	13.3%	15.5%	15.9%

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2007	16.6	17.7	15.9	20.0	70.2
2008 (1)	17.2	15.6	14.4	97.8	145.0

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2007	17.1%	17.1%	11.3%	10.0%	13.0%
2008 (1)	18.1%	14.3%	10.4%	52.4%	27.4%

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2007 (2)	2.7	1.6	14.1	23.8	42.2
2008 (1)(2)	2.7	1.3	4.0	(68.8)	(60.8)

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2007 (2)	2.8%	1.5%	10.0%	11.9%	7.8%
2008 (1)(2)	2.8%	1.2%	2.9%	-36.9%	-11.5%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	0.8	2.3	3.4	3.6	10.1
2008	2.9	2.5	2.5	2.3	10.2

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	0.1	0.2	0.7	(0.6)	0.4
2008	—	0.2	(0.1)	(0.5)	(0.4)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2007 (2)	1.8	(0.9)	10.0	20.8	31.7
2008 (1)(2)	(0.2)	(1.4)	1.6	(70.6)	(70.6)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2007 (2)	38.9%	33.3%	38.0%	38.5%	38.5%
2008 (2)	n.m.	57.1%	18.7%	n.m.	n.m.

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2007 (2)	1.1	(0.6)	6.2	12.8	19.5
2008 (1)(2)	0.1	(0.6)	1.3	(74.1)	(73.3)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2007	1.0	0.8	1.0	1.5	4.3
2008	0.8	0.9	1.1	1.4	4.2

	Net Working Capital (3)
	Q1	Q2	Q3	Q4	FY
2007 (2)	92.6	90.5	113.6	110.9	110.9
2008 (2)	86.8	81.6	98.5	93.9	93.9

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2007	0.7	0.8	0.8	1.6	3.9
2008	1.7	1.6	1.3	1.1	5.7

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2007	2.9	5.5	(9.6)	20.7	19.5
2008	4.8	6.5	(7.8)	14.5	18.0

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2007	(0.6)	(0.7)	(0.8)	(1.6)	(3.7)
2008	(1.7)	(1.6)	(1.3)	(1.1)	(5.7)

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Cash flow before financing activities (4)
	Q1	Q2	Q3	Q4	FY
2007	2.3	4.8	(10.4)	19.1	15.8
2008	3.1	4.9	(9.1)	13.4	12.3

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2007	(4.5)	(4.9)	10.6	(19.3)	(18.1)
2008	(3.6)	(2.6)	9.9	(10.3)	(6.6)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2007	18.5	110.0	—	—	128.5
2008	(3.0)	—	(10.0)	(16.0)	(29.0)

	Total debt
	Q1	Q2	Q3	Q4	FY
2007	56.3	164.0	174.4	155.2	155.2
2008	148.6	146.0	145.9	119.6	119.6

	Equity
	Q1	Q2	Q3	Q4	FY
2007 (2)	107.7	(2.2)	2.9	17.6	17.6
2008 (1)(2)	19.7	21.8	32.4	(38.2)	(38.2)

	Return on Equity (5)
	Q1	Q2	Q3	Q4	FY
2007 (2)	19.9%	21.8%	30.3%	38.3%	38.3%
2008 (1)(2)	63.5%	154.7%	72.0%	-687.6%	-687.6%

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, HBB recorded a noncash impairment charge of $80.7 million during the fourth quarter of 2008.

(2)	Revised for HBB change from last-in-first-out to first-in-first-out inventory valuation method.

(3)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(4)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(5)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Number of stores
	Q1	Q2	Q3	Q4	FY
2007	273	271	269	272	272
2008	269	272	278	285	285

	Average sales per store
	Q1	Q2	Q3	Q4	FY
2007	0.1	0.1	0.2	0.3	0.8
2008	0.1	0.1	0.2	0.3	0.7

	Revenues
	Q1	Q2	Q3	Q4	FY
2007	39.7	38.9	46.6	84.8	210.0
2008	39.2	39.7	45.6	77.8	202.3

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2007	17.1	16.7	20.9	36.9	91.6
2008	16.1	16.3	17.6	34.1	84.1

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2007	43.1%	42.9%	44.8%	43.5%	43.6%
2008	41.1%	41.1%	38.6%	43.8%	41.6%

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2007	22.0	20.9	21.8	26.4	91.1
2008 (1)	21.6	21.6	22.4	30.7	96.3

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2007	55.4%	53.7%	46.8%	31.1%	43.4%
2008 (1)	55.1%	54.4%	49.1%	39.5%	47.6%

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2007	(4.9)	(4.2)	(0.9)	10.5	0.5
2008 (1)	(5.5)	(5.3)	(4.8)	3.4	(12.2)

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2007	-12.3%	-10.8%	-1.9%	12.4%	0.2%
2008 (1)	-14.0%	-13.4%	-10.5%	4.4%	-6.0%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	0.3	0.4	0.5	0.6	1.8
2008	0.2	0.3	0.3	0.3	1.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	—	—	0.1	—	0.1
2008	0.1	(0.1)	0.1	(0.1)	—

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2007	(5.2)	(4.6)	(1.5)	9.9	(1.4)
2008 (1)	(5.8)	(5.5)	(5.2)	3.2	(13.3)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2007	40.4%	39.1%	40.0%	40.4%	35.7%
2008 (1)	44.8%	32.7%	36.5%	n.m.	24.8%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2007	(3.1)	(2.8)	(0.9)	5.9	(0.9)
2008 (1)	(3.2)	(3.7)	(3.3)	0.2	(10.0)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2007	0.6	0.6	0.5	0.6	2.3
2008	0.7	0.7	0.7	0.9	3.0

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2007	28.0	31.0	29.7	24.4	24.4
2008	34.0	29.1	25.5	25.8	25.8

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2007	0.6	0.7	0.6	2.0	3.9
2008	0.6	2.8	2.5	0.1	6.0

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2007	(22.4)	(7.7)	1.4	17.8	(10.9)
2008	(17.7)	1.0	—	10.3	(6.4)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2007	(0.6)	(0.7)	(0.6)	(2.0)	(3.9)
2008	(0.6)	(2.8)	(2.5)	(0.1)	(6.0)

	Cash flow before financing activities (3)
	Q1	Q2	Q3	Q4	FY
2007	(23.0)	(8.4)	0.8	15.8	(14.8)
2008	(18.3)	(1.8)	(2.5)	10.2	(12.4)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2007	22.2	8.4	(0.8)	(14.2)	15.6
2008	17.6	1.8	1.9	(9.7)	11.6

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2007	—	—	—	(6.0)	(6.0)
2008	(0.8)	—	(5.0)	(6.0)	(11.8)

	Total debt
	Q1	Q2	Q3	Q4	FY
2007	25.2	33.6	32.8	12.6	12.6
2008	29.5	31.3	28.2	—	—

	Equity
	Q1	Q2	Q3	Q4	FY
2007	14.0	11.2	10.3	22.2	22.2
2008 (1)	19.8	16.1	17.8	37.5	37.5

	Return on Equity (4)
	Q1	Q2	Q3	Q4	FY
2007	11.3%	-2.3%	-3.9%	-6.0%	-6.0%
2008 (1)	-6.5%	-11.9%	-24.9%	-44.1%	-44.1%

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, KC recorded a noncash impairment charge of $3.9 million during the fourth quarter of 2008.

(2)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Lignite tons delivered — Project mines
	Q1	Q2	Q3	Q4	FY
2007	6.7	6.2	7.0	7.0	26.9
2008	5.9	6.5	6.8	7.1	26.3

	Lignite tons delivered — Non-project mines
	Q1	Q2	Q3	Q4	FY
2007	1.6	1.6	1.9	1.7	6.8
2008	1.6	1.6	2.1	1.4	6.7

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2007	10.7	9.7	8.6	8.6	37.6
2008	6.8	6.3	4.6	4.3	22.0

	Revenues
	Q1	Q2	Q3	Q4	FY
2007	34.6	34.9	34.4	33.2	137.1
2008	32.3	33.1	39.0	26.1	130.5

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2007	5.5	6.4	5.7	5.6	23.2
2008	3.1	3.4	5.4	2.8	14.7

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2007	15.9%	18.3%	16.6%	16.9%	16.9%
2008	9.6%	10.3%	13.8%	10.7%	11.3%

	Earnings of unconsolidated project
	mining subsidiaries
	Q1	Q2	Q3	Q4	FY
2007	9.3	8.6	9.8	10.0	37.7
2008	8.6	9.3	9.7	11.8	39.4

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2007	5.3	2.0	4.9	5.5	17.7
2008	5.2	4.8	5.8	6.3	22.1

	Operating Expenses as a % of the sum of Gross Profit
	plus Earnings of unconsolidated project mining subsidiaries
	Q1	Q2	Q3	Q4	FY
2007	35.8%	13.3%	31.6%	35.3%	29.1%
2008	44.4%	37.8%	38.4%	43.2%	40.9%

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2007	9.5	13.0	10.6	10.1	43.2
2008	6.5	7.9	9.3	8.3	32.0

	Operating Profit as a % of the sum of Gross
	Profit plus Earnings of unconsolidated project
	mining subsidiaries
	Q1	Q2	Q3	Q4	FY
2007	64.2%	86.7%	68.4%	64.7%	70.9%
2008	55.6%	62.2%	61.6%	56.8%	59.1%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	1.6	1.2	1.8	1.6	6.2
2008	1.6	1.3	1.4	1.1	5.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	—	—	—	0.1	0.1
2008	0.9	(0.3)	(0.2)	1.0	1.4

	Income Before Taxes and Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2007	7.9	11.8	8.8	8.4	36.9
2008	4.0	6.9	8.1	6.2	25.2

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2007	13.9%	16.9%	11.4%	21.4%	16.0%
2008	5.0%	7.2%	13.6%	21.0%	12.3%

	Net Income
	Q1	Q2	Q3	Q4	FY
2007	6.8	9.8	7.8	6.6	31.0
2008	3.8	6.4	7.0	4.9	22.1

The North American Coal Corporation
(in millions, except percentage data)

	Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2007	3.2	3.0	3.3	2.9	12.4
2008	3.0	2.9	3.0	2.2	11.1

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2007	8.5	2.9	2.6	5.5	19.5
2008	4.8	4.8	0.9	2.1	12.6

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2007	11.6	8.8	17.8	6.5	44.7
2008	2.9	6.4	12.5	1.4	23.2

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2007	(8.4)	(2.8)	(2.3)	(4.7)	(18.2)
2008	(3.5)	(5.8)	(1.9)	(4.7)	(15.9)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2007	3.2	6.0	15.5	1.8	26.5
2008	(0.6)	0.6	10.6	(3.3)	7.3

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2007	(5.7)	(2.0)	(20.9)	(1.0)	(29.6)
2008	(0.4)	(0.2)	(10.1)	3.5	(7.2)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2007	21.9	5.5	5.0	5.0	37.4
2008	—	0.6	0.7	5.9	7.2

	Total debt
	Q1	Q2	Q3	Q4	FY
2007	117.4	121.0	105.0	109.3	109.3
2008	109.0	109.4	100.0	109.4	109.4

	Equity
	Q1	Q2	Q3	Q4	FY
2007	61.0	66.0	68.5	76.0	76.0
2008	80.2	85.9	92.2	86.0	86.0

	Return on Equity (2)
	Q1	Q2	Q3	Q4	FY
2007	70.7%	69.0%	70.7%	46.8%	46.8%
2008	39.8%	32.7%	29.5%	26.3%	26.3%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2007	(0.5)	(1.7)	(0.8)	(0.8)	(3.8)
2008	(0.7)	(0.3)	0.2	(1.5)	(2.3)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	(1.5)	(1.9)	(2.3)	(3.9)	(9.6)
2008	(2.4)	(1.0)	(1.2)	(0.6)	(5.2)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2007	1.5	0.4	0.3	0.7	2.9
2008	0.6	0.5	0.3	1.3	2.7

	Income (Loss) Before Taxes, Extraordinary Gain (Loss) and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2007	(0.5)	(0.2)	1.2	2.4	2.9
2008	1.1	0.2	1.1	(2.2)	0.2

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2007	(2.2)	(1.3)	0.9	4.2	1.6
2008	(2.1)	(3.2)	(3.5)	8.4	(0.4)